EXHIBIT 99.1

CONTACT:  Liz Merritt, Rural/Metro Corporation
          (480) 606-3337
          FD Morgen-Walke, Investor Relations
          Jim Byers (Investors)
          (415) 439-4504
          Christopher Katis (Media)
          (415) 439-4518

FOR IMMEDIATE RELEASE

                        RURAL/METRO GRANTED EXCEPTION TO
                             CONTINUE NASDAQ LISTING

     SCOTTSDALE,  ARIZONA  (July 18, 2003) -  Rural/Metro  Corporation  (Nasdaq:
RURLE/RUREC), a leading U.S. provider of ambulance and fire protection services, announced today that it has received a written determination of the Nasdaq Listing Qualifications Panel to continue the listing of the company's stock on The Nasdaq SmallCap Market subject to satisfying a September 30, 2003 deadline for filing its Form 10-Q for the third quarter ended March 31, 2003 and its Form 10-K for the fiscal year ended June 30, 2003.

     Jack Brucker, President and Chief Executive Officer, said, "We are pleased with the Panel's decision and look forward to returning to full compliance upon filing our Form 10-Q and Form 10-K by the deadline set forth."

     The company announced on May 20, 2003 that it would file its Form 10-Q for the third quarter ended March 31, 2003 following the completion of its analysis related to the restatement adjustments necessary to increase its allowance for Medicare, Medicaid and contractual discounts and doubtful accounts in the range of $35 to $45 million. On June 16, 2003, the company announced preliminary unaudited operating results for the three and nine months ended March 31, 2003 and 2002. The company does not currently believe that the operating results for these periods will be impacted by the restatement adjustments.

     In a July 17, 2003 letter, the Panel noted the company's significant efforts to conduct a thorough review of its accounts receivable with the assistance of its independent accountants and the significant expenditure of time and resources by the company to correct the accounting issues. The Panel also acknowledged the company's efforts to keep the investing public apprised of the anticipated charge as well as the fact that the company has publicly disclosed the operating results for the quarter ended March 31, 2003.

     In addition to granting the filing exception through September 30, 2003, the Panel specifically requires the company to timely file all periodic reports with the Securities and Exchange Commission and Nasdaq for all reporting periods ending on or before March 31, 2004. Should the company miss a filing deadline in accordance with the exception, it will not be entitled to a new hearing on the matter and its securities may be delisted from The Nasdaq Stock Market.

     The company's common stock will continue to be traded on The Nasdaq SmallCap Market throughout the exception period, with the conditional listing identified by the character "C" appended to its trading symbol. Accordingly, effective with the open of trading on Monday, July 21, 2003, the trading symbol of the company's securities will be changed from RURLE to RUREC.

     Rural/Metro   Corporation  provides  emergency  and  non-emergency  medical transportation, fire protection, and other safety services in 26 states and more than 400 communities throughout the United States.

     EXCEPT FOR HISTORICAL INFORMATION HEREIN, THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY. THESE RISKS AND UNCERTAINTIES INCLUDE, AMONG OTHERS, THE COMPANY'S ABILITY TO SUCCESSFULLY MAINTAIN ITS LISTING ON THE NASDAQ SMALLCAP MARKET, THE FINAL DETERMINATION OF THE RESTATEMENT ADJUSTMENTS RELATING TO THE ALLOWANCE FOR MEDICARE, MEDICAID AND CONTRACTUAL DISCOUNTS AND DOUBTFUL ACCOUNTS; THE COMPANY'S ABILITY TO COLLECT ITS ACCOUNTS RECEIVABLE; COMPETITORS' ACTIONS; LITIGATION MATTERS; AND THE COMPANY'S ABILITY TO SUSTAIN OPERATING CASH FLOW, SECURE NEW CONTRACTS, RETAIN EXISTING CONTRACTS, IMPROVE EARNINGS AND OPERATING MARGINS, FURTHER ENHANCE THE EFFICIENCY OF THE COLLECTION PROCESS, EFFECTIVELY MANAGE COLLATERAL REQUIREMENTS AND COSTS RELATED TO ITS INSURANCE COVERAGE, AND THE COMPANY'S ABILITY TO CURE OR OBTAIN A WAIVER OF COVENANT NON-COMPLIANCE OR AN AMENDMENT TO ITS CREDIT FACILITY OR INDENTURE. ADDITIONAL FACTORS THAT COULD AFFECT THE COMPANY ARE DESCRIBED IN ITS FORM 10-K AS AMENDED FOR THE YEAR ENDED JUNE 30, 2002 UNDER THE CAPTION "RISK FACTORS" IN THE MANAGEMENT'S DISCUSSION AND ANALYSIS SECTION, AND OTHER FACTORS AS DESCRIBED FROM TIME TO TIME IN THE COMPANY'S SEC FILINGS. THE COMPANY DISCLAIMS ANY OBLIGATION TO UPDATE ITS FORWARD-LOOKING STATEMENTS.

                                       ###